Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the quarterly report of Infinite Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Rosenstock, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2022	/s/ James Rosenstock
	Name:	James Rosenstock
	Title:	Co-Chief Executive Officer
(Principal Financial and Accounting Officer)